UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2021

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-0555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	FMNB	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 1, 2021, Farmers National Banc Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”), to report that the Company completed its merger with Cortland Bancorp (“Cortland”), pursuant to the Agreement and Plan of Merger, dated as of June 22, 2021, by and among the Company, FMNB Merger Subsidiary IV, LLC, a wholly-owned subsidiary of the Company (“Merger Sub”) and Cortland, as amended by that certain Amendment to Agreement and Plan of Merger, dated October 12, 2021 (collectively, the “Merger Agreement”). Pursuant to the Merger Agreement, effective November 1, 2021, Cortland merged with and into Merger Sub (the “Merger”), with Merger Sub as the surviving entity in the Merger.

This Current Report on Form 8-K/A (the “Amendment”) amends the Original Report to include the financial statements of Cortland and the pro forma financial information required by Item 9.01 of Form 8-K. Except as expressly set forth herein, this Amendment does not amend, modify or update the disclosures contained in the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Cortland and subsidiaries as of December 31, 2020 and 2019, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2020, as well as the accompanying notes thereto, and the related Report of Independent Registered Public Accounting Firm, which appear in Cortland’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, are filed as Exhibit 99.1 and are incorporated herein by reference.

The unaudited consolidated balance sheets of Cortland and subsidiaries as of June 30, 2021 and December 31, 2020, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity for the three and six months ended June 30, 2021 and 2020, and the related consolidated statements of cash flows for the six months ended June 30, 2021 and 2020, as well as the accompanying notes thereto, which appear in Cortland’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, are filed as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2021, and the unaudited pro forma condensed combined consolidated statements of income for the six months ended June 30, 2021, and for the year ended December 31, 2020, as well as the accompanying notes thereto, are filed as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of S.R. Snodgrass P.C.

99.1	Audited consolidated financial statements of Cortland as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020

99.2	Unaudited consolidated financial statements of Cortland as of June 30, 2021 and December 31, 2020, for the three and six months ended June 30, 2021 and 2020 and six months ended June 30, 2021 and 2020

99.3	Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2021, and the unaudited pro forma condensed combined consolidated statements of income for the six months ended June 30, 2021, and for the year ended December 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: November 18, 2021